Exhibit 99
Citigroup 2009 Financial Services Conference January 28, 2009 Exhibit 99

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may",or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Provident shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the M&T and Provident businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Top 20 US-based Bank Holding Company $66 billion total assets 686 branches in seven states / District of Columbia 96% in NY, PA, MD Over 1,600 ATMs across retail bank footprint Over 1.8 million retail customers Over 160,000 commercial customers M&T Bank Corporation - Overview

Today's Discussion M&T's 2008 Financial Performance Acquisition Philosophy Performance vs. Peers

2008 Financial Results

2008 Summary ($ in millions, except per share data) 1) Excludes merger-related expenses and amortization expense associated with intangible assets. Intangible Amortization net of tax: 2007 = $40.5MM, 2008 = $40.5MM. Merger-related expenses net of tax: 2007 = $9.1MM, 2008 = $2.2MM. * Peer Median reflects 13 of 16 peer banks. NCC and UB were acquired; PNC has not yet reported earnings. * *

M&T Bank Corporation - Key Ratios * December 31, 2008 capital ratios are preliminary (1) (2) (3) (4) Internal Tangible Common Equity/Assets reflects deferred tax benefit. Q408 external calculation of TCE/TA = 4.55%. Rate of Internal Capital Generation = Annualized Operating Earnings After Dividends / Avg. Tangible Common Equity 2006 Efficiency ratio = 51.12%, excluding $18 million contribution to the M&T Charitable Foundation and $13 million gain on early redemption of FHLB notes. 2007 Efficiency ratio = 51.99%, excluding $23 million VISA membership losses. 2008 efficiency ratio = 54.83% excluding the $14.7 million VISA reversal. * * *

Tier 1 Capital Ratio (2003-2008) Despite lower earnings in a volatile environment, M&T's regulatory capital is as high as it's been in the past six years * Preliminary *

Strong core deposit growth Strong liquidity position Successful integration of Partners Trust and First Horizon branch acquisitions Continued progress in Mid-Atlantic markets Earned $599 million in Net Operating Income 2008 Summary

Acquisition Philosophy

Approach to Acquisitions Acquisitions at M&T take several different forms and serve different purposes Three Step Approach Pricing/Structure Conversion Integration In Market Lower Risk/Lower Required Return High cost save opportunities (Citi branches, Partners Trust) Market Expansion Higher Risk/ Higher Required Return Provide entry into new markets Usually lower cost saves with potentially higher growth expectations (Allfirst)

Provident Acquisition

Financially attractive combination Estimated IRR in excess of 16% Significant GAAP and operating EPS accretion by 2010 In-market transaction with meaningful cost synergies Low-risk transaction Experienced integrator with significant presence in Provident's markets ~$650 million in loan and securities marks mitigate credit risk Combination establishes leading Mid-Atlantic commercial bank Significant operating scale with greater branch density Adding 143 branches to increase our Mid-Atlantic network to 319 branches #2 deposit market share in Maryland with over $11 billion of deposits and 253 branches Partnership between community-focused institutions Transaction Highlights

Provident Sustains M&T's Growth Momentum M&T has increased its Mid-Atlantic market and product penetration Strategy includes both organic growth and targeted acquisitions Investments in products, distribution, and people have supported M&T's momentum within Provident's footprint Annual net income growth of 12% for Mid-Atlantic region vs. 9% for other M&T regions since 2004 Annual loan growth of 12% for Mid-Atlantic region vs. 6% for other M&T regions since 2004 Provident complements M&T's ongoing expansion in the region Expands retail distribution and further enhances density Provident's commercial relationships enhance M&T's leading position in middle- market lending Provident sales / service personnel available for M&T's existing expansion plans

Source : SNL Financial. Comparable Mid-Atlantic bank acquisitions with asset size between $3 billion and $10 billion since 2003 (nine deals total). Prior whole bank transactions and announcement dates: OnBank (10/28/97), FNB Rochester (12/9/98), Keystone (5/17/00), Premier (7/10/00), Allfirst (9/26/02), Partners Trust (7/19/07). Book value assumes conversion of Provident's Series A preferred equity of $51 million. Net of marks for loans, deposits and securities. Weighted average realized cost saves for whole bank transactions listed in footnote 2. Attractive Valuation

Performance vs. Peers

*2008 EPS reflects actual FY EPS for all banks reporting through 1/27/09. National City and Wachovia reflect FY 2008 FirstCall estimates as of 1/12/09. UnionBanCal 2008 = sum of Q108-Q308 actuals and Q408 FirstCall estimate as of 11/12/08. PNC and WFC reflect full year 2008 FirstCall consensus estimates as of 1/27/09. Source: SNL Interactive, Bureau of Economic Analysis (GDP). M&T's 2008 performance moves it into top quartile of performance over the long term Diluted EPS Growth Versus Peers EPS CAGR Through 2007 EPS Growth Through 2008* 10yr GDP CAGR = 5.2% #5 #7 #6 #5 #8 MTB Rank out of 16 Banks: #3 #3 #2 #2 #3 MTB Rank out of 16 Banks: #4

Note: Per share balances used to compute growth rates. Excludes nonrecurring items, except for Diluted GAAP EPS. VISA-related expense is included in 2007 Operating Expense. Source: SNL Interactive. Peer Median reflects 16 banks. Historical Performance: 10 year Per Share CAGR 1997-2007 Operating leverage and better credit performance has enabled M&T to outperform peers over the last 10 years

Historical Performance: 11 year Per Share CAGR 1997-2008 Note: Per share balances used to compute growth rates. Excludes nonrecurring items, except for Diluted GAAP EPS. VISA-related revenue and expense are included in 2008 Securities G/L and Operating Expense, respectively. Source: SNL Interactive. * Peer Median reflects 13 of 16 peer banks. NCC and UB were acquired; PNC has not yet reported earnings. **Largest 3 Median reflects 3 of 5 banks: BAC, C and JPM. WB was acquired; WFC has not yet reported. * ** M&T's 2008 results further improved its long term relative performance

M&T's focus on returns and relationships rather than volumes allows it to maintain a slight advantage over the peer group Note: Taxable Equivalent net interest margin used for M&T and for peer banks when available. Source: SNL Interactive. Peer Median through 2007 reflects 16 banks. 2008 Peer Median reflects 13 of 16 peer banks. NCC and UB were acquired; PNC has not yet reported earnings. Net Interest Margin and Efficiency (1998-2008) M&T's operating model relies on maintaining above-average efficiency Efficiency Ratio Note: Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets, merger-related expenses and other non-recurring expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains from securities transactions and non-recurring items). VISA-related expenses are included in 2007 and 2008. Net Interest Margin

Historical Credit Cycle - Annual Trend, 1991-2008 Source: SNL Interactive. *MTB historical data restated from 2003-2008 to exclude re-negotiated loans. Peer Median through 2007 reflects 16 banks. 2008 Peer Median reflects 13 of 16 peer banks. NCC and UB were acquired; PNC has not yet reported earnings. *

Credit Ratios - 2008 M&T has the highest coverage ratio among peers while maintaining the lowest ratio of net charge-offs to average loans Rank #3/13 Rank #1/13 Rank #1/13 Rank #11/13 Peer Median reflects 13 of 16 peer banks. NCC and UB were acquired; PNC has not yet reported earnings. Largest 3 Median reflects 3 of 5 banks: BAC, C and JPM. WB was acquired; WFC has not yet reported.

Capital Tangible Capital Generation Rate Tangible Capital Generation Rate = Operating Earnings after Dividends divided by Avg. Tangible Common Equity. Op Earnings after Dividends = Net Income Available to Common less Nonrecurring Revenue & Expense and Amortization Expense. Avg. Tang Comm Equity = Avg Comm Equity less Avg Intangible Assets. Peer Median reflects 13 of 16 peer banks. NCC and UB were acquired; PNC has not yet reported earnings.

Shareholder Focus - Capital is Important to M&T Over 50% Ownership between AIB, M&T Insiders and Warren Buffett As of 2/28/08. Includes options & deferred bonus shares. Berkshire Hathaway- Warren Buffett M&T Management, Directors and Employees 20.9% 6.1% AIB 24.3% Other Shareholders 48.7% Management's Interests aligned with Shareholders

Of the largest 100 banks operating in 1983, only 25 remain today M&T Bank Corporation... a solid investment Among the remaining, M&T ranks highest in stock price growth

2009 Outlook

Top quartile performance over long-term periods M&T's shareholder focused operating model has driven out- performance through the current economic cycle: Highest Tangible Capital Generation Rate among peers Highest Reserve Coverage Ratio Lowest Net Charge-off Ratio among peers Superior Efficiency and Operating Leverage Proven operating model will carry us through the downturn Summary - M&T Bank Corporation

Citigroup 2009 Financial Services Conference January 28, 2009

Appendix

Reconciliation of GAAP and Non-GAAP Results of Operation * Excludes gain/(loss) on sale of securities.

Reconciliation of GAAP and Non-GAAP Results of Operation

2008 Peer Group Methodology Pulled top 25 US-based bank holding companies by asset size on December 31, 2007 Eliminated the largest 5 due to asset size (Citigroup, Bank of America, JP Morgan, Wachovia, Wells Fargo) Eliminated the three trust banks due to dissimilar business mix (Bank of New York Mellon, State Street, Northern Trust) Eliminated Popular due to its international presence in Puerto Rico

2008 Peer Group

Acquisition of Provident Bankshares Announced December 19, 2008

Summary of Key Terms Purchase Price: $10.50 per Provident share 1 37% premium to Provident's 20-day average share price Exchange Ratio: Fixed at 0.171625 M&T shares per Provident share - Exchange ratio based on M&T's closing price per share of $61.18 as of December 16, 2008 Transaction Value: $401 million total - $352 million for Provident common equity - $49 million for Provident Series A convertible preferred equity Consideration: 100% Stock Transaction Structure: Tax-free exchange Due Diligence: Completed comprehensive due diligence, including detailed review of loan and securities portfolios Conditions to Closing: Approval by shareholders of Provident Normal U.S. regulatory approvals Other customary conditions Based on fixed exchange ratio using M&T's closing price per share of $61.18 as of December 16, 2008, the date on which the exchange ratio was determined.

Summary of Key Terms (cont'd.) Expected Closing: Second quarter of 2009 Cost Savings: 45% of Provident's annual operating expenses Run-rate fully realized by late 2010 Merger-Related Charges: $99 million Revenue Synergies: None assumed Asset Marks: Loans: $383 million (pre-tax) Securities: $264 million (pre-tax) Board Representation: Gary Geisel, Provident's Chairman and CEO, to join M&T Board of Directors Advisory Council: M&T to establish Baltimore-Washington Area Directors' Advisory Council with participation from Provident's Board

Market Leadership in Mid-Atlantic Source: SNL. M&T Provident Rank Institution Deposits Market Share (%) Branches (#) 1 Bank of America 18,536 19.2 195 Pro Forma M&T Bank 11,233 11.6 253 2 PNC 9,565 9.9 203 3 Capital One 8,221 8.5 141 4 Wells Fargo 7,464 7.7 82 5 M&T Bank 7,418 7.7 153 6 SunTrust 6,589 6.8 136 7 BB&T 6,245 6.5 129 8 Provident Bankshares 3,815 4.0 100 9 Sandy Spring Bancorp 2,161 2.2 38 10 Susquehanna Bancshares 1,943 2.0 45 MTB Provident Pro Forma Baltimore MSA 2 5 2 Washington DC MSA 10 14 8 Maryland 5 8 2 Virginia 54 30 18 MTB Provident Pro Forma Mid-Atlantic Branches 177 142 319 Mid-Atlantic ATMs 545 198 743 Maryland - Deposits ($ millions) Deposit Market Share Rank Branch & ATM Totals

Comprehensive Loan Diligence Review Provident Loan Composition - 9/30/08 Total Loans: $4.3 billion M&T completed an extensive review of Provident's loan portfolio Reviewed underwriting standards Analyzed loan-level portfolio data Examined broad cross-section of loan files and documentation Interviewed key personnel Site visits to selected residential development properties Modeled estimated credit losses under stress scenarios Leveraged M&T's extensive operating experience in Provident's markets to refine analysis Diligence Review Process

Comprehensive Securities Diligence Review Provident Securities Composition - 9/30/08 Pooled trust preferred CDOs ("TRUPs CDOs") were a primary diligence focus Conducted credit analysis of over 1,000 individual banks collateralizing CDOs Incorporated credit analysis in modeling cash flows for each security M&T valued TRUPs CDOs at 19.5% of par Implied 15.9% average discount rate Discount to Provident's 9/30/08 fair value estimate $240 million write-down from amortized book value net of unrealized losses On average, greater than 12% of the financial institutions collateralizing the pooled TRUPs CDOs would need to default/defer within the next five years to result in an economic loss relative to modeled value Pooled Trust Preferred CDOs * Book Value at 9/30/08 = $1.4 billion. *

In connection with the proposed merger, M&T Bank Corporation ("M&T") has filed with the U.S. Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that includes a preliminary version of a Proxy Statement of Provident Bankshares Corporation ("Provident") and a preliminary Prospectus of M&T, as well as other relevant documents concerning the proposed transaction. The S-4 has not yet become effective. Following the S-4 being declared effective by the SEC, Provident intends to mail the final Proxy Statement/Prospectus to its stockholders. Such final documents, however, are not currently available. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE FINAL PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the final Proxy Statement/Prospectus, as well as other filings containing information about M&T and Provident at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.mtb.com under the tab "About Us" and then under the heading "Investor Relations" and then under "SEC Filings." Copies of the final Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the final Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Shareholder Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842- 5138. M&T and Provident and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Provident in connection with the proposed merger. Information about the directors and executive officers of M&T is set forth in the proxy statement for M&T's 2008 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 6, 2008. Information about the directors and executive officers of Provident is set forth in the proxy statement for Provident's 2008 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 12, 2008. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the final Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph. Additional Information